Exhibit 99.1

Company Overview Dr. Neal Walker President and CEO January 2018 © Copyright 2018 Aclaris Therapeutics. All rights reserved. A-1 Illuminating Science Empowering Patients

Any statements contained in this presentation that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as "believe", "expect", "may", "plan," "potential," "will," and similar expressions, and are based on Aclaris' current beliefs and expectations. These forward-looking statements include expectations regarding Aclaris’ use of cash through the second half of 2019, development programs in skin and hair conditions, and the clinical development of JAK inhibitors. These statements involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements. Risks and uncertainties that may cause actual results to differ materially include uncertainties inherent in the conduct of clinical trials, Aclaris' reliance on third parties over which it may not always have full control, and other risks and uncertainties that are described in the Risk Factors section of Aclaris' Annual Report on Form 10-K for the year ended December 31, 2016, Form 10-Q filed for the quarter ended September 30, 2017, and other filings Aclaris makes with the U.S. Securities and Exchange Commission from time to time. These documents are available under the "Financial Information" section of the Investors page of Aclaris' website at http://www.aclaristx.com. Any forward-looking statements speak only as of the date of this presentation and are based on information available to Aclaris as of the date of this release, and Aclaris assumes no obligation to, and does not intend to, update any forward-looking statements, whether as a result of new information, future events or otherwise This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Cautionary Note Regarding Forward-Looking Statements 2

Our Corporate Strategy: Building a Fully-Integrated Biopharmaceutical Company

APPLY UNIQUE LEADERSHIP INSIGHTS

- Founded and partnered multiple companies
- 250+ years of relevant experience in dermatology
- Combined 300+ years of drug discovery experience in immunology
- Board-certified dermatologists as CEO and CSO
- Key leadership with track record of executing across multiple development and commercial stage companies

ACCELERATE NOVEL, DIVERSE PIPELINE

- A-101
  - A-101 45%
    - Common Warts
    - Initiated Phase 2 clinical trials June 2017
- Immunology Portfolio
  - ATI-50001/ATI-50002 (JAK 1/3 Inhibitors)
    - Alopecia Areata
    - Vitiligo
  - ATI-450 (MK-2 inhibitor)
    - Psoriasis, Psoriatic Arthritis
  - Soft JAK inhibitor
    - Androgenetic Alopecia (AGA)
  - ITK inhibitor
    - Atopic Dermatitis, Psoriasis

ASSET AND COMMERCIAL STRATEGY

- Time and capital efficient
- Commercialize ESKATA™ as a self-pay aesthetic treatment administered in-office for raised seborrheic keratoses
- Focus on large, underserved market segments in dermatology and adjacent therapeutic areas with no FDA-approved medications and/or where treatment gaps exist

ACLARIS THERAPEUTICS

3

Pipeline - *Diversified Aesthetic and Medical Dermatology / Immunology Portfolio*

Program	Indication(s)	Discovery	Pre-Clinical	Phase 1	Phase 2	Phase 3
A-101(45%) *Topical*	**Common Warts**					
ATI-50002 *Topical*	**Alopecia Areata**					
ATI-50002 *Topical*	**Vitiligo**					
ATI-50001 *Oral*	**Alopecia Areata**					
"Soft" JAK Inhibitor *Topical*	**Hair Loss - androgenetic alopecia (AGA), Inflammatory Skin Disorders**					
MK-2 Inhibitor "Oral anti-TNF" *Oral*	**Psoriasis, Psoriatic Arthritis, RA, CAPS, Pyoderma gangrenosum, Inflammatory Bowel Disease**					
ITK "Oral anti-IL17" *Oral*	**Atopic Dermatitis, Psoriasis**					
ITK "Topical anti-IL17" *Topical*	**Atopic Dermatitis, Psoriasis**					
Additional Compounds Novel Targets	**Undisclosed**					



4

...and non-surgical procedures increased by 650% from 1997-20163 Global aesthetic market expected to reach $13.29 billion by 2021, growing at CAGR of 10.8%2 Global dermatology market valued at $20 billion in 2015, growing at CAGR of 7.7%1 “The types of procedures being performed is changing. Most of the growth has been in minimally invasive cosmetic procedures.” - The Washington Post, March 2, 2016 1 Global Dermatology Market to 2022 GBI Research. http://www.gbiresearch.com/report-store/market-reports/therapy-analysis/global-dermatology-market-to-2022-innovative-pipeline-and-increasing-uptake-of-biologics-to-diversify-treatment-options-and-d Last accessed November 21, 2017. 2 Medical Aesthetics Market Report. MarketsandMarkets, 2015. http://www.marketsandmarkets.com/PressReleases/medical-aesthetics.asp. Last accessed November 21, 2017. 3 2016 ASAPS Statistics: Complete Charts. American Society for Aesthetic Plastic Surgery. http://www.surgery.org/sites/default/files/ASAPS-Stats2016.pdf. Last accessed November 21, 2017. 5 Markets Poised for Continued Growth: Self-Pay Aesthetic and Medical Dermatology

Conditions with Significant Treatment Gaps

SEBORRHEIC KERATOSIS (SK)

83+MM people

Eskata ™ first FDA-approved treatment for SK



VERRUCA VULGARIS (COMMON WARTS)



22+MM people

in U.S.[1]; current treatments show only modest therapeutic effect and have significant limitations[2,3]

ALOPECIA AREATA (AA)

6.8+MM people

in U.S. have had or will develop AA[4]; current available Rx treatment options used off label and have significant limitations



ANDROGENETIC ALOPECIA (MALE / FEMALE PATTERN HAIR LOSS)

35MM men and **21MM women**

in U.S. suffered from hair loss in 2012[5]; demand for treatment high



VITILIGO

1-2% global population impacted[6]

no FDA-approved medication to repigment the skin[7]



[1] Nguyen et al, Laser Treatment of Nongenital Verrucae A Systematic Review, *JAMA Dermatology*. 2016;152(9):1025-1033.
[2] Kwok et al, Topical treatments for cutaneous warts (Review),*Cochrane Database of Systematic Reviews*, 9, 2012; Art. No.: CD001781.
[3] Mulhem et al, Treatment of Nongenital Cutaneous Warts, *American Family Physician*; 84:3, 2011; 288-293.
[4] National Alopecia Areata Foundation, https://www.naaf.org/alopecia-areata. Last accessed May 22, 2017.
[5] International Society of Hair Restoration Surgery, http://www.ishrs.org/. Last accessed May 22, 2017.
[6] Fitzpatrick T, et al. Vitiligo Facts. American Vitiligo Research Foundation Inc.
[7] ASDReports. The Vitiligo Therapeutics Market is Expected to Show Moderate Growth up to 2019. 08.22.2012.

6

ESKATATM Approval and Launch Illuminating Science Empowering Patients

8 8 ESKATA: First FDA-Approved Treatment for Raised SK (hydrogen peroxide) topical solution, 40% (w/w) NDC: 71180-001-01 One Unit Rx Only Store at 20-25oC Single use applicator/0.7 mL. For Topical Use Only.

83+MM People in the US with SK1 18+MM visits to Derm for SK2 8+MM SK treatments2 83% of SK patients were interested in treatment and willing to pay out-of-pocket3 1 Bickers et al, The Burden of Skin Disease, J Am Acad Dermatology, 2006;55:490-500. 2 Data on File: Aclaris Therapeutics Burke Screener of 594 dermatologists – 2014. 3 Data on File, Aclaris Therapeutics, Inc. of female SK patients were so bothered by SK that they have tried to hide, disguise or remove their lesions on their own3 Opportunity to Engage Motivated Patients via DTC Reasons for Not Removing SKs Include3: High risk of scarring High risk of hypopigmentation Want to avoid cutting, freezing or burning 73% of male SK patients were so bothered by SK that they have tried to hide, disguise or remove their lesions on their own3 42% 9 In Market Research Conducted By Aclaris: Favorable Market Dynamics

Body Locations Where Patients Would Use ESKATA (n=201) Market research demonstrates ESKATA’s value proposition is strongest for facial and neck lesions Patients are most adverse to scarring on the face and neck Patients prefer a topical treatment over an invasive procedure for SKs on the face and neck No wound care Willingness for patients to pay out-of-pocket is likely to be greatest with face and neck lesions Patients visiting cosmetic dermatology practices are typically paying out-of-pocket for other face / neck procedures “I would choose this treatment over others particularly around the face and neck – without question” — SK PATIENT Source: Kaiser Associates Market Research, August 2017 10 ESKATA Positioning: Face and Neck

US Patient Opportunity for ESKATA: Face Only

ESKATA Patient Funnel	Input/Assumption
83+MM People in the US with SK[1]	~83 Million[1]
44+MM of these Patients with Income to Spend on Cosmetic Treatments[2]	~53% of the US population has HHI>$75k or HHI>$50k with discretionary spend[2]
35+MM of these Patients Visiting or Interested in Visiting Relevant Providers[2]	~80% of patients visiting or interested in visiting relevant providers[2]
17+MM of these Patients with Facial SKs[2]	~50% of patients *self-identified* with facial lesions[2]
10+MM of these Patients with Asymptomatic Lesions Bothersome Enough to Pay for OOP Treatment[2]	~59% of patients bothered enough to pay OOP for treatment[2]
6+MM of these Patients Selecting ESKATA[2]	~65% of patients selecting ESKATA for SK removal[2]
5+MM of Patients Willing to Pay for ESKATA[2]	~82% WTP for ESKATA[2]

[1] Bickers DR et al, The Burden of Skin Disease, J Am Acad Dermatology, 2006;55:490-500
[2] Kaiser Associates Market Research, August 2017

ACLARIS THERAPEUTICS

11

Non-surgical Procedures: Quick Facts

Nonsurgical Procedures	Best Candidate	Physician/Surgeon Fees*	Length of Procedure	Number of Treatments	Back to Work
Botulinum Toxin (Botox, Dysport, Xeomin)	Frown lines, crow's feet	$376	30 minutes	Repeat treatments 4-6 months (onset of actions in 1-5 days)	No downtime
Calcium Hydroxylapatite (Radiesse)	Nasolabial folds, frown lines, crow's feet, lips	$698	Less than 1 hour	Repeat treatments 2 years or longer	No downtime
Chemical Peel (ranges from light to deep)	Sun-damaged, unevenly pigmented skin	$535	1/2 hour - 3 hours Depends on type of peel	One or multiple Depends on type of peel	Depends on type of peel
Dermabrasion	Acne, wrinkles around mouth, sun-damaged skin	$1,368	A few minutes - 1 1/2 hours	Multiple sessions	7-10 days
Full Field Ablative (laser skin resurfacing)	Fair, non-oily skin, sun-damaged facial skin, wrinkles around mouth and eyes, acne scars	$2,681	Variable, up to 1 1/2 hours	One or multiple depending on laser and skin condition	Variable, up to 14 days
Hyaluronic Acid (including Juvederm Ultra, Ultra Plus, Voluma, Perlane, Restylane, Belotero)	Nasolabial folds, forehead wrinkles, smile lines, and lips	$620	Less than 1 hour	Repeat treatments 4 months – 1 year	No downtime
Laser Hair Removal	Unwanted hair on face or body	$354	1-2 hours Depends on area	Multiple sessions	No downtime
Micro-Ablative Resurfacing (fractional resurfacing)	Actinic changes, lines, acne scars Pigment, superficial lines	$1,410	30 minutes - 1 hour	1-6 depending	1-10 days depending
Microdermabrasion	Fine lines, crow's feet, age spots, acne scars	$139	30 minutes - 1 hour	Multiple sessions 2-3 week intervals	No downtime
Nonsurgical Fat Reduction (including CoolSculpting, Vaser Shape, Liposonix)	Diet-resistant fat, mild lipodystrophy	$1,458	1-3 hours	1-6	No downtime, minimal soreness
Nonsurgical Skin Tightening (including Ulthera, Thermage, Pelleve)	Early skin laxity with good skin tone and elasticity	$1,802	1-2 hours	1-6	Minimal downtime
Photorejuvenation (IPL)	Pigment, superficial lines	$354	10-30 minutes	3-5	No downtime

2016 ASAPS Statistics: Complete Charts. American Society for Aesthetic Plastic Surgery. http://www.surgery.org/sites/default/files/ASAPS-Stats2016.pdf. Last accessed December 14, 2017.

ACLARIS THERAPEUTICS

12

Territory Alignment Sales Director 1 Strategic Accounts 1 Sales Managers 6 Sales Reps 50 Inside Sales 2 HAWAII 13 > 90% possess five or more years of dermatology experience > 85% are multi-year President’s Club winners > 70% have previous buy and bill experience SEATTLE, WA 1.20 SACRAMENTO, CA 1.09 SAN FRANCISCO, CA 1.13 FRESNO, CA 0.93 USAND OAKS, CA 1.13 LOS ANGELES, CA 1.19 ORANGE, CA 1.15 SAN DIEGO, CA 1.19 PHOENIX, AZ 1.20 DENVER, CO 1.31 HAWAII KANSAS CITY, KS 1.17 OKLAHOMA CITY, OK 0.89 DALLAS, TX 1.04 FORT WORTH, TX 1.11 NEW ORLEANS, LA 1.14 HOUSTON, TX 1.38 SAN ANTONID, TX 1.18 CHICAGO N, IL 1.00 CHICAGO S, IL 1.05 COLUMBUS, OH 1.26 SAINT LOUIS, MO 0.90 NASHVILLE, TN 1.21 ATLANTA, GA 1.33 BIRMINGHAM, AL 1.25 JACKSONVILLE, FL 1.32 TAMPA, FL 1.31 WEST PALM BEACH, FL 0.97 SARASOTA, FL 1.30 FORT LAUDERDA MIAMI, FL 1.19 Miami RALEIGH, NC 1.00 CHARLOTT, NC 0.97 COLUMBIA, SC 1.01 DETROIT, MI 1.25 Minneapolis Chicago BOSTON, MA 1.07 WEST CHESTER, NY 0.84 CLEVELAND, OH 1.23 PHILADEPHIA, PA 1.16 MANHATTANS, NY 1.13 BALTIMORE, MD 0.90 GAITHERSBURG, MD 0.94 WASHINGTON, DC 1.01 RICHMOND, VA 1.14  PROVIDENCE, RI LONG ISLAND, NY SOUTH-CENTRAL JERSEY

Q1 Q2 Sales Force Training Market Readiness Activities AAD National Sales Meeting 14 Sales Force Activity: Approval to Launch Sales Force Training Intro/Reconnect to Target Accounts Establish ESKATA Centers of Excellence: Train Target Providers Schedule In-Service and/or Peer-to-Peer Programs Leverage the ESKATA Early Experience Initiative

ESKATA Campaign Proposed Timeline


1H 2018
2H 2018
Key Conferences
Now Approved! @ AAD San Diego, Feb 16-20
HCP Advertising
Now Approved! Ads
ESKATA HCP Campaign
Consumer PR Campaign
Media Event
Consumer Campaign
Direct-to-Consumer Advertising
First TV Ad
Sampling
Early Experience
Samples thru Personal & Non-Personal Promotion
Sales Force Promotion
Account Intro
NSM
Account Management
Promotional Speaker Programs
Speaker Programs

15

A-101 45% Topical Solution Candidate For Common Warts

Existing Patient Base Offers Significant Market Potential

2+ million patient visits to HCPs annually for treatment of common warts[1]

- **43%** of patients have more than one wart[2]
- Patients with warts have a higher risk of developing new warts[3]

59% of visits are to a **dermatologist**[1]

25% of visits are to a **pediatrician**[1]

11% of visits are to a **family/general practitioner**[1]

[1] IMS National Disease and Therapeutic Index 2016.
[2] Bruggnik et al, Natural Course of Cutaneous Warts Among Primary Schoolchildren: A Prospective Cohort Study 2013, *Annals of Family Medicine*;11:5,2013;437-441.
[3] Lipke M., An Armamentarium of Wart Treatments, *Clinical Medicine & Research*,4:4, 2006; 273–293.

ACLARIS THERAPEUTICS

17

Primary Endpoint: Mean change from baseline in the Physician’s Wart Assessment (PWA) score on target wart at day 56 (visit 10) using an analysis of covariance. Secondary Endpoints: The percentage of all treated warts that were clear at day 56 The percentage of all treated warts that were clear or near-clear at day 56 The proportion of subjects whose target wart is judged to be clear on the PWA at day 56. The proportion of subjects with all treated wart(s) clear, stratified by baseline number of warts at day 56. Next Steps: End of Phase 2 meeting with FDA (mid 2018) Initiate Phase 3 clinical trial(s) 2H18 18 Summary of WART-202/203 Phase 2 Trial Results Trial Trial Objective and Design Trial Outcome WART–203 (n=159) A randomized, double-blind, vehicle-controlled, parallel-group study of A-101 45% solution in subjects with 1-6 common warts Treated twice weekly for a total of 16 treatments Efficacy: Statistically significant results on all primary and secondary endpoints Favorable safety profile WART–202 (n=157) A randomized, double-blind, vehicle-controlled, parallel-group study of A-101 45% solution in subjects with 1-4 common warts Treated once weekly for a total of 8 treatments Efficacy: Statistically significant results on all primary and secondary endpoints Favorable safety profile

WART-203: Mean Change from Baseline in PWA Score on Target Wart at Day 56



0
-0.1
-0.2
-0.3
-0.4
-0.5
-0.6
-0.7
-0.8
-0.9
-1
Baseline
Day 7
Day 14
Day 21
Day 28
Day 35
Day 42
Day 49
Day 56
0
-0.04
-0.05
-0.14
-0.14
-0.14
-0.17
-0.18
-0.15
-0.17
-0.22
-0.32*
-0.58***
-0.71***
-0.81***
-0.90***
-0.87***
* p < 0.05
** p < 0.01
*** p < 0.001
A-101 45%
Vehicle

ACLARIS THERAPEUTICS

19

20 WART-203: The Percentage of All Treated Warts that are Clear on the PWA for Each Post-baseline Visit * p < 0.05 ** p < 0.01 *** p < 0.001 35.00% 30.00% 25.00% 20.00% 15.00% 10.00% 5.00% 0.00% Day7 Day 14 Day 21 Day 28 Day 25 Day 42 Day 49 Day 56 0.00% 0.71% 1.42% 2.13% 2.88% 5.67% 8.51% 9.22% 0.72% 2.08% 7.38%* 12.16%** 16.11* 22.22%*** 25.34%*** 30.20%***

7.09% 17.36% 22.15% 35.81%*** 42.95%*** 47.92%*** 45.21%*** 45.64%*** 3.60% 8.51% 11.35% 14.89% 12.95% 18.44% 16.31% 15.60% 0.00% 10.00% 20.00% 30.00% 40.00% 50.00% 60.00% Day 7 Day 14 Day 21 Day 28 Day 35 Day 42 Day 49 Day 56 A-101 45% Vehicle 21 WART-203: The Percentage of All Treated Warts that are Clear or Near-Clear on the PWA for Each Post-baseline Visit * p < 0.05 ** p < 0.01 *** p < 0.001

0.00% 2.60% 5.06% 8.97%** 12.66%** 18.18%** 23.08%*** 25.32%*** 0.00% 0.00% 0.00% 0.00% 1.30% 2.56% 2.56% 2.56% 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% Day 7 Day 14 Day 21 Day 28 Day 35 Day 42 Day 49 Day 56 A-101 45% Vehicle 22 WART-203: Responder Analysis: Proportion of Subjects Achieving Target Wart Clearance at each Post-Baseline Visit * p < 0.05 ** p < 0.01 *** p < 0.001

0.00% 1.30% 2.53% 6.41%* 6.33% 11.69%* 15.38%** 18.99%*** 0.00% 0.00% 0.00% 0.00% 1.30% 2.56% 2.56% 2.56% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% Day 7 Day 14 Day 21 Day 28 Day 35 Day 42 Day 49 Day 56 A-101 45% Vehicle 23 WART-203: Proportion of Subjects with all treated Wart(s) (1-6) Clear, Stratified by Baseline Number of Warts, at each Post-Baseline Visit * p < 0.05 ** p < 0.01 *** p < 0.001

WART-202: Mean Change from Baseline in PWA Score on Target Wart at Day 56



0
-0.1
-0.2
-0.3
-0.4
-0.5
-0.6
-0.7
-0.8
-0.9
Baseline
Day 7
Day 14
Day 21
Day 28
Day 35
Day 42
Day 49
Day 56
0
-0.03
-0.09
-0.10
-0.14
-0.16
-0.21
-0.13
-0.21
-0.23
-0.26*
-0.37**
-0.39**
-0.49**
-0.55***
-0.69***
-0.77***
* p < 0.05
** p < 0.01
*** p < 0.001
A-101 45%
Vehicle

ACLARIS THERAPEUTICS

24

2.94% 5.00% 7.84%* 8.57%* 11.65% 12.62% 14.85%** 20.75%*** 0.00% 0.00% 0.99% 1.08% 3.00% 2.04% 2.06% 2.94% 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% Day 7 Day 14 Day 21 Day 28 Day 35 Day 42 Day 49 Day 56 A-101 45% Vehicle 25 WART-202: The Percentage of All Treated Warts that are Clear on the PWA for Each Post-baseline Visit * p < 0.05 ** p < 0.01 *** p < 0.001

8.82% 19.00%* 29.41%** 28.57%* 37.86%* 41.75%** 47.52%** 52.83%*** 3.00% 6.12% 8.91% 11.83% 15.00% 13.27% 14.43% 13.73% 0.00% 10.00% 20.00% 30.00% 40.00% 50.00% 60.00% Day 7 Day 14 Day 21 Day 28 Day 35 Day 42 Day 49 Day 56 A-101 45% Vehicle 26 WART-202: The Percentage of All Treated Warts that are Clear or Near-Clear on the PWA for Each Post-baseline Visit * p < 0.05 ** p < 0.01 *** p < 0.001

0.00% 2.94% 2.94% 2.90% 5.88% 5.97% 8.82%* 15.71%** 0.00% 0.00% 0.00% 0.00% 1.41% 0.00% 0.00% 1.37% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% Day 7 Day 14 Day 21 Day 28 Day 35 Day 42 Day 49 Day 56 A-101 45% Vehicle *p <0.05 27 **p <0.01 WART-202: Responder Analysis: Proportion of Subjects Achieving Target Wart Clearance at each Post-Baseline Visit

0.00% 2.94% 2.94% 2.90% 4.41% 4.48%* 7.35%* 11.43%* 0.00% 0.00% 0.00% 0.00% 1.41% 0.00% 0.00% 1.37% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% Day 7 Day 14 Day 21 Day 28 Day 35 Day 42 Day 49 Day 56 A-101 45% Vehicle * p < 0.05 28 WART-202:Proportion of Subjects with all treated Wart(s) (1-4) Clear, Stratified by Baseline Number of Warts, at each Post-Baseline Visit

Core Intellectual Property: A-101

- **Issued US Patent # 7,381,427**
  - Directed to high concentration H_2O_2 methods of use for treating/removing SK.
  - Orange Book listed for SK indication - estimated expiry date w/ potential PTE of 2½ yrs ~ 2025.
- **Issued US Patent # 9,675,639**
  - Encompasses Formulations / MOU / Applicators for A-101 ~ total of 70 claims
  - Eligible for listing in Orange Book for A-101 Topical Solution
  - Expires July 2035
- **US Provisional Application**
  - Directed to methods and compositions for the treatment of warts.
  - Filed upon obtaining Aclaris Wart-201 Study data - Natural expiry 2037.
- **Potential NCE Exclusivity**
- **Exclusive supply agreement with only cGMP manufacturer of Active Pharmaceutical Ingredient**
  - Exclusivity for 10 years from date of 1st commercial sale of product.

ACLARIS THERAPEUTICS

29

JAK Inhibitor Candidates

ATI-50001/ATI-50002: JAK Inhibitors in Alopecia Areata, Vitiligo and Androgenetic Alopecia

Portfolio and IP Estate:

ATI-50001 (oral) and ATI-50002 (topical) – Selective JAK 1/3 inhibitor

Additional topical JAK inhibitors in development

- Oral and topical rights
- Known MOA and biological response in humans
- Promoted hair regrowth in mouse model[1]
- Broad IP estate
- Know-how and methods of use covering JAK inhibitors for the treatment of:
  - Alopecia areata
  - Androgenetic alopecia (male and female pattern hair loss)
  - Additional hair loss disorders

ATI-50001

Oral treatment for alopecia totalis, alopecia universalis and vitiligo

ATI-50002

Topical treatment for patchy alopecia areata and vitiligo

Topical JAK inhibitors

Topical treatment for androgenetic alopecia

[1] Data on File. Aclaris Therapeutics Inc.

ACLARIS THERAPEUTICS

31

Alopecia Areata (AA)

- 6.8+ million people in the U.S. have had or will develop AA during their lives
  - 25-50% of patients have persistent patchy AA
  - 14-25% of patients progress to alopecia totalis or universalis
- AA is an autoimmune condition which ranges in severity:
  - Patchy Alopecia Areata – patchy hair loss on scalp
  - Alopecia Totalis – complete hair loss on scalp
  - Alopecia Universalis – complete hair loss on scalp, face and body
- 2/3 of affected individuals ≤30 years old at disease onset
- Translational research work by Dr. Angela Christiano at Columbia University


© Jere Mammino, DO





[1] National Alopecia Areata Foundation, https://www.naaf.org/alopecia-areata. Last accessed November 21, 2017.

32

Mechanism of JAK Inhibitors in Alopecia



Nucleus
Follicular epithelial cell
Hair follicle bulb (anagen phase)
STAT1
Ruxolitinib
Tofacitinib
JAK1
JAK2
MHC class I + peptide
NKG2DL
IFN-γR1
IFN-γR2
IL-15
IL-15Rα
IFN-γ
TCR
IL-2Rβ
NKG2D
CD8
JAK3
JAK1
Tofacitinib
STAT5
Ruxolitinib
CD8+ NKG2D+ T cells
T cell proliferation
CD8+NKG2D+ T cell
Nucleus

Divito & Kupper, Nature Medicine 20, 989–990 (2014).



HF of an AA patient
control individual
H&E
ULBP3
ULBP3
m
n
o
CD8
NKG2D
CD8
NKG2D

ACLARIS THERAPEUTICS

33

Baseline Week 24 RUXO - Baseline SALT 64%. Duration of hair loss 12 years. 6 months 20mg BID. Last SALT 1% 34 TOFA - Baseline SALT 100%, 5 months 5mg BID, 2 months 10/5 mg BID, 3 months 10mg BID ongoing. Last SALT 39%. TOFA - Baseline SALT 46%, 5 months at 5mg BID, 2 months at 10/5mg, 2 months 10mg ongoing. Last SALT 12%. TOFA - Baseline SALT 84%, 6 months 5mg BID, 0 months 10/5mg, 0 months 10mg. Last SALT 0%. Ruxolitinib and Tofacitinib in Alopecia Areata

Control ATI-50001 chow ATI-50001 chow: 0.5g ATI-50001 disodium/kg diet N=10 N=10 ATI-50001 reverses AA ATI-50001 Prevents AA #1 Baseline 6WK #2 Baseline 6WK Baseline 6WK ATI-50001 chow Control N=4 N=4 35 Baseline 6WK #1 #2 ATI-50001: Prevents and Reverses Alopecia Areata in Mice

Topical JAK Inhibitors Reversed AA in Mouse Model* Baseline Vehicle Control 7 weeks Topically Treated Baseline 7 weeks *Christiano Laboratory, Columbia University 36 ATI-50002: Topical JAK Inhibitors are Effective In Vivo

IFN-γ IL-17 IFN-γ CD4 CD4 CD8 Untreated AA AA treated w/ ATI-50001 Skin Draining Lymph Nodes Skin Major IFN-γ producing T cells are CD8+ T cells in AA mice. ATI-50001 targets IFN-γ producing CD8+T cells. 37 CD8 Untreated AA AA treated w/ ATI-50001 ATI-50001 Targets IFN-γ producing CD8+ Cytotoxic T cells 3.71 0.060 95.7 0.54 2.14 0.027 97.5 0.34 18.0 4.58 52.5 0.54 47.0 0.038 23.4 0.031 76.5 0.039 42.9 22.1

Additional Potential Indications - Vitiligo

- Vitiligo is a common autoimmune disease where melanin (pigment) is absent, causing lighter patches of skin to appear on various parts of the body[1,2]
- Vitiligo impacts 1-2% of the global population irrespective of sex, race or age[3]
- Disease onset occurs in about one-half of sufferers between the ages of 10 and 30[3]
- Drug candidates: ATI-50001 (oral) and ATI-50002 (topical) JAK inhibitors



It's called Vitiligo.

[1] Roddick, J. Autoimmune Diseases. Healthline. 07.22.2015.
[2] Oakley, A. Vitiligo. DermnetNZ. 08.2015.
[3] Fitzpatrick T., et al. Vitiligo Facts. American Vitiligo Research Foundation Inc.

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Additional Potential Indications - AGA

- Androgenetic alopecia (male/female pattern hair loss)
- AGA, a genetic disorder, is the most common cause of hair loss[1]
- Experienced by 70% of men and 40% of women at some point in their lives.[1] In 2012, 35 million men and 21 million women suffered hair loss.[2]
- Sufferers are highly motivated to seek treatment.[1]
- Drug candidate: Topical "Soft" JAK inhibitors in development



Epidermis
Hair
Sebaceous gland
Outer root sheath
Inner root sheath
Connective tissue sheath
Arrector pili muscle
The bulge
Stem cells
Proliferating progenitor cells
Bulb
Dermal papilla

Cotsarelis , J Clin Invest. 2006;116(1):19-22.



Male with AGA



Female with AGA

[1] Medscape. McElwee J., et al. Promising therapies for Treating and/or Preventing Androgenic Alopecia. Available at: http://www.medscape.com/viewarticle/766321. Last accessed May 22, 2017.
[2] International Society of Hair Restoration Surgery, http://www.ishrs.org/. Last accessed May 22, 2017.

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40 US & Global JAK IP estate consisting of >150 patents/applications (issued and/or pending) Exclusive license with Rigel Pharmaceuticals for ATI-50001 & ATI-50002 (COM) in dermatology US Natural expiry dates 2030-2034 + potential applicable PTE Corresponding patents & applications in 18 additional jurisdictions (EU, AU, CA, IN, JP, others) - Natural expiry dates 2030 + potential applicable PTE Exclusive license under Columbia University Covers the use of certain JAK inhibitors for the treatment of AA, AGA, and other hair loss disorders and biomarkers to identify potential responders This portfolio includes a recently issued U.S. patent and recently allowed U.S. applications directed to methods of treating AA, AGA and other hair loss disorders by administering ruxolitinib, baricitinib, decernotinib, or tofacitinib, and a recently issued patent in Japan directed to pharmaceutical compositions comprising ruxolitinib, baricitinib, or tofacitinib for use in treating AA, AGA and other hair loss disorders. Natural expiry date 2031 Pending applications in Europe, Japan and Korea Core Intellectual Property: JAK inhibitor

Co-inventors of tofacitinib and former leaders of Pfizer kinase program (including JAK inhibitors) Kinome experts - chemists and biologists; combined 300+ years of drug discovery experience Significant experience in small molecule drug discovery through Phase II People Platform Assets JAK inhibitors - oral and topical - (next generation) ITK inhibitors - oral and topical - (“anti-IL-17”) MK-2 inhibitor - oral - (“anti-TNF”) KINect™ platform – drug discovery engine Proprietary compound library and computational chemistry capability Medicinal chemistry, disease biology, immunology, pharmacology and preclinical development expertise 41 Aclaris – The Next Chapter

Early Stage Pipeline

MK-2 Pathway Inhibitor ATI-450 "Oral Anti-TNF"	• Psoriasis / Psoriatic Arthritis, RA, CAPS, Chronic Inflammation • Highly potent and designed to escape tachyphylaxis associated with global p38 kinase inhibitors
JAK Inhibitors	• Alopecia Areata, Vitiligo, AGA, Inflammatory Disorders • Highly selective, covalent and non-covalent. Oral and soft topical formulation
ITK Inhibitors "Oral Anti-IL17"	• Atopic Dermatitis, Psoriasis • Oral and soft topical formulation
Early Discovery Portfolio	• Leverage mechanisms in play to maximize opportunities • Utilize KINect™ platform for exciting new kinase targets

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Type 1 active conformation 215 cysteine kinases Type 2 DFG out conformation 128 cysteine kinases Type 1.5 C-helix out conformation 68 cysteine kinases Concentrated effort in immunology: autoimmune disease and chronic inflammation Cysteinome targeted chemical library (60% of the kinome) Focused on a number of important but hard-to-drug kinases Structural analysis, KINect™ chemical library, screening in validated bioassays, SBDD (Schrödinger enabled) and medicinal chemistry KINect™ library interrogates both Type 1 and Type 2 kinases vs competitors who focus only on a few subgroups of Type 1 kinases KINect™ addresses both reversible and irreversible inhibitors 43 Platform - KINect™ Innovation Engine

Platform - Research and Development Capabilities

BIOCHEMISTRY & ENZYMOLOGY

- Leaders in Mechanistic Enzymology
- Custom Assay Development
- Compound: Target Interaction
- Enzyme Inhibitor Mechanisms
- Direct Binding Kinetics
- High Throughput Screening



CELL & MOLECULAR BIOLOGY

- Target Clone/Express/Purification
- Translatable Cellular Assays
- Target Modulation/Disease Assays
- Cell Pathway Interrogation
- Custom Assay Development
- Multiple Assay Platforms



TRANSLATIONAL RESEARCH



- Biomarker Assay Development
- Clinical Biomarker Assessment
- *In vivo* Efficacy and PK Studies
- PK/PD Relationship
- Release Assay Validation

IMMUNOLOGY & IMMUNO-ONCOLOGY



- Cytokine Expression
- Th Cell Differentiation/Activation
- CTL Differentiation and Function
- B Cell and NK cell Function
- Ag Specific Cell and *In Vivo* Models
- HWB/PBMC/Monocyte Assays

BIOANALYTICAL CHEMISTRY

- Non-GLP Analytical
- Bioanalytical Method Development
- Bioanalytical Method Validation
- Pharmacokinetic/Toxicokinetic Analysis
- Ab Solubility and Aggregation



COMPUTATIONAL & MEDICINAL CHEMISTRY

- Schrödinger ™ Enabled Structure Based Drug Design
- Computational Chemistry
- Library Design
- Compound Synthesis



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Creating New Medicines Targeting Previously Inaccessible Parts of the Kinome Kinase Drugs Represented $240B in Aggregate Global Sales from 2011-2015 Proprietary chemical library and integrated capabilities for interrogating the Kinome Solves challenges encountered in the class Selectivity Biochemical efficiency Validity of targeting kinases is commercially established Plethora of validated kinase targets are inadequately drugged Kinect™ platform allows rational targeting of validated kinase targets KINect™ Technology Platform 500 member class, representing 2% of the human genome 45 The Kinase Opportunity – Rational Targeted Drug Discovery

Pipeline Targets



extracellular stimuli
inflammatory cytokines, LPS, UV, etc.
cell-surface receptor
plasma membrane
cytoplasm
MAPKKK
MAPKK
MAPK
substrates
cellular responses
MKK 3/4/6
p38 γ, δ
p38 α, β,
DUSP1
IL-1β
TNFα
IL-6
IL-1ra
IL-10
nucleus
MK2
MSK1/2



CD4
TCR
CD3
LAT
LCK
ITAM
ZAP70
C3G
CRKII
Tyr493
Tyr319
Tyr315
PLCγ1
ITK
RAPL
SKAP55
ADAP
GADS
SLP76
VAV1
CALDAG-GEF1
RAP1-GTP
ARP2/3
WAVE2
ABL



IL-15
JAK1
JAK3
P
A
H
mTOR
?
STAT5

MK2: Innate immune response – clinically validated by Humira®, Actemra®, Kineret®

ITK: T-cell receptor dependent autoimmune disease – clinically validated by Neoral®, Prograf®, Orencia®

JAK: Inflammatory cytokine dependent inflammation – clinically validated by Xeljanz®, Jakifi®

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Antigen and Cytokine Receptor Signaling Inhibitors for Dermatology



TCR
CD4
CD3
LAT
LCK
RAP1-GTP
ITK
RAPL
SKAP55
PLCγ1
ADAP
GADS
SLP76
CALDAG-GEF1
VAV1
ITAM
ZAP70
Tyr493
Tyr319
Tyr315
C3G
CRKII
ARP2/3
WAVE2
ABL



IL-15
JAK1
JAK3
P
A
H
?
mTOR
STAT5

- **Alopecia Areata:** IFNγ (JAK1/2) and IL-15 (JAK1/3)
- **Vitiligo:** IFNγ (JAK1/2) and IL-15 (JAK1/3)
- **Psoriasis:** IFNγ (JAK1/2), IL-12/23 (JAK2/Tyk2), IL-22 (JAK1/Tyk2) and IL-21 (JAK1/3)
- **Atopic Dermatitis**: IFNγ (JAK1/2), TSLP (JAK1/2), IL-22 (JAK1/Tyk2) and IL-4/IL-21 (JAK1/3)
- **All autoimmune disease driven by antigen recognition/T cell receptor (ITK)**

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48 Commitment to Patients Focus on “white-space” or underserved diseases where treatment gaps exist Research and Development Scientific leadership in dermatology and immunology- innovative clinical and regulatory strategies Innovative and differentiated clinical and regulatory strategies Executive Team Proven track record of R&D, commercial execution, and business development Pipeline Multiple therapeutic programs ranging from discovery to approved Strong Cash Position ~$228 million pro forma September 30, 2017 Commercial Infrastructure 50 person sales force with expected launch 2Q18 Intellectual Property US & Global IP estate consisting of >150 patents/applications (issued and / or pending) KINect™ Technology Platform Proprietary discovery engine enables targeted design of novel drug candidates Building a Fully Integrated Biopharmaceutical Company

Milestone 2018 2019 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 A-101 SK Expected U.S. Launch Expected EU Approval A-101 Common Warts Phase 2 Data Initiate Phase 3 trial(s) Phase 3 Data File NDA ATI-50001/ATI-50002 (JAK Inhibitor) Initiate Phase 2 (ATI-50001) AA Trial Phase 2 (ATI-50001) AA Dose Range Data Phase 2 (ATI-50002) AA PK/PD Data Phase 2 (ATI-50002) AA Eyebrow Data Phase 2 (ATI-50002) AA Dose Range Data Phase 2 (ATI-50002) Vitiligo Data Phase 2 (ATI-50002) AGA Data Immuno-Dermatology File IND - ATI-450 (MK2 Inhibitor) File IND - Soft JAK File IND - ITK Inhibitor 49

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